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Exhibit 99(d)

COMMON SHARES OF BENEFICIAL INTEREST	Shares Number

PAR VALUE $.001

ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE

The Shares represented by this certificate may not be owned or transferred, directly or indirectly, by or to (I) the United States, or any state or political
subdivision thereof, any foreign government, any international organization,	THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK CITY
or any agency or instrumentality of any of the foregoing, (II) any organization (other than a farmer's cooperative described in § 521 of the Internal Revenue
Code of 1988, as amended (the "Code")) that is exempt from the tax imposed	CUSIP
by 28 U.S.C. §§ 1-1399 and not subject to the tax imposed	SEE REVERSE FOR CERTAIN DEFINITIONS
by 28 U.S.C. § 511; or (III) any rural electric or telephone cooperative described in § 1381(A)(2)(C) of the Code.

S&P Quality Rankings Global Equity Managed Trust

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF

S&P Quality Rankings Global Equity Managed Trust, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Trust, as amended from time to time, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile signatures of the duly authorized officers of the Trust.

DATED:

COUNTERSIGNED AND REGISTERED:

THE BANK OF NEW YORK

BY                                                 TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE                            SECRETARY                             PRESIDENT

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT—		Custodian
TEN ENT	—	as tenants by the entireties		(Cust)		(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common		Act (State)

Additional abbreviations may also be used though not in the above list.

For Value Received                                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

Common Shares of Beneficial Interest represented by the within Certificate and do hereby irrevocably constitute and appoint

Attorney to transfer the said shares on the books of the within-named Trust, with full power of substitution in the premises.

Dated

X

X
NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

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  Exhibit 99(d)
S&P Quality Rankings Global Equity Managed Trust
THE BANK OF NEW YORK